                                                                    EXHIBIT 10.6

                       ECA FACILITY AGREEMENT SIDE LETTER

To: (1)   Credit Lyonnais
          as Security Trustee, French National Agent, Agent and Joint Arranger

    (2)   Halifex plc
          as British National Agent and Joint Arranger

    (3)   Bayerische Landesbank Girozentrale
          as German National Agent

    (4)   Kreditanstalt fur Wiederaufbau
          as German Parallel Lender

    (the "National Agents")

                                                              20th December 2001

ECA SUPPORTED FINANCING OF UP TO NINETEEN (19) AIRBUS AIRCRAFT (THE "AIRCRAFT")

1. We refer to the Facility Agreement of even date herewith between, inter alias, the banks and financial institutions named therein, as Lenders, Credit Lyonnais, as Security Trustee, Credit Lyonnais, as Agent, O'Farrell Leasing Limited, as Cayman Export Lessee, O'Fanell Leasing (Ireland) Limited, as Irish Export Lessee, EFG Aircraft Limited, as Cayman Borrower, EFG Aircraft (Ireland) Limited, as Irish Borrower, and ourselves (the "Facility Agreement").

2. Capitalised terms used herein shall have the meanings given to them in the Facility Agreement (whether defined expressly therein or by reference to another document).

3. In consideration of your agreeing to enter into the Facility Agreement and the other Transaction Documents, we hereby agree as follows:

3.1 If an event or circumstance occurs which in the reasonable opinion of any National Agent (acting on the instructions of the relevant Export Credit Agency) has or would have a material adverse effect on our ability to perform or comply with our material obligations under the Transaction Documents (a "Material Adverse Change") then any such National Agent (acting solely on the instructions of the relevant Export Credit Agency) may issue a notice (a "Review Notice") to us (with copy to each of the other National Agents) accordingly.

3.2 Thereafter, without prejudice to any of your rights under the Transaction Documents, the relevant Export Credit Agencies, the National Agents and we will consult with each other in good faith for a period of up to 30 days (or such later date as may be agreed by the National Agents and us) after issue of a Review Notice to determine what additional security (if any) with respect to the financing of any or all of the Aircraft would be acceptable to the National Agents (acting solely on the instructions of the relevant Export Credit Agency) having regard to the relevant circumstances. We understand that the National Agents (or any of them) may, acting solely on the instructions of the relevant Export Credit Agency, request us to provide adequate additional security in these circumstances

3.3 In the event that after completion of the procedures described in paragraph 3.2 hereof:

      3.3.1 in the opinion of any National Agent (acting solely on the instructions of the relevant Export Credit Agency) either:

            (i) no additional security is available to alter its opinion as mentioned in paragraph 3.1 above; or

            (ii) we do not provide any additional security requested by any National Agent within 10 Business Days; and

      3.3.2 the Ratings Event has occurred and is continuing and such Material Adverse Change is continuing,

      any National Agent may (acting solely on the instructions of its Export Credit Agency), by notice given not earlier than 30 days and not later than 45 days (or such other period as may be agreed by the National Agents and us) after the date of the Review Notice, issue a notice to us (with a copy to the other National Agents and the Agent) stating that a Mandatory Prepayment Event shall have occurred and is continuing for the purposes of Clause 4.10.1(d) of the Facility Agreement and instructing the Agent to demand repayment of the relevant Loan and/or Loans thereunder.

3.4 It is expressly acknowledged that any failure by the relevant Borrower to pay or procure the payment of the sums referred to in paragraph 3.3 within the time periods specified in the Facility Agreement shall constitute a Termination Event.

4.    For the purposes of:

      (i)   this letter, a "Rating Event" shall have occurred and be continuing;
            and

      (ii) the Transaction Documents, a "Utilisation Block Event" shall have occurred and be continuing,

      if, at any such time, our long term debt obligations are rated (a) less than "single B plus" by Standard & Poor's Corporation, (b) less than "Bl" by Moody's Investor Service, Inc. and (c) less than "B+" by Fitch IBCA, Duff & Phelps.

5.    This letter is a Transaction Document.

6. The provisions of Clause 22 and 23 of the Facility Agreement shall apply to this letter as if the same were set out in full herein, mutatis mutandis,

Yours faithfully

GATX FINANCIAL CORPORATION

By: /s/[ILLEGIBLE]
    --------------------
Title:_________________

Accepted and agreed:

CREDIT LYONNAIS

By: /s/[ILLEGIBLE]
    --------------------

Title:_________________

HALIFAX PIC

By: /s/[ILLEGIBLE]
    --------------------

Title:_________________

BAYERISCHE LANDESBANK GIROZENTRALE

By: /s/[ILLEGIBLE]
    --------------------

Title:__________________

KREDITANSTALT FIIR WIEDERAUFBAU

By: /s/ A. Ufer
    -------------------
Title: Vice President

Acknowledged and agreed:

EFG AIRCRAFT LIMITED

By: /s/[ILLEGIBLE]
    --------------------

Title:_________________

EFG AIRCRAFT (IRELAND) LIMITED

By: /s/[ILLEGIBLE]
    --------------------

Title:_________________